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                                                                  EXHIBIT(23)(B)



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 23, 1998, included in Northstar Health Services, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                                             ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
   June 16, 1998